CONSENT

         The undersigned, being all of the parties to that certain Purchase Agreement (the "AGREEMENT"), dated as of January 13, 2006 (the "EFFECTIVE DATE"), and certain other papers, agreements, documents, instruments and certificates necessary to carry out the purposes thereof (collectively referred to as the "PURCHASE DOCUMENTS"), do hereby consent to the following:

         WHEREAS, pursuant to Section 2(b) of the Agreement, Utix Group, Inc. (the "COMPANY") granted Special Situations Fund III, L.P. ("SSF"), and certain other investors affiliated with SSF (the "SSF INVESTORS"), the right, allocable among the SSF Investors as they may determine in their sole discretion (the "SSF OPTION"), exercisable at any time, and from time to time, in whole or in part, on or prior to 5:00 p.m., New York Time, on the first anniversary of the closing date (the "CLOSING DATE") of the private offering contemplated thereby (the "OFFERING"), to acquire additional shares of Series A Preferred Stock and Warrants of the Company (the "SECURITIES"), on the same terms and conditions as those purchased by the SSF Investors, and certain other investors (collectively, the "INVESTORS") on the Closing Date; and

         WHEREAS, pursuant to Section 7.9(d) of the Agreement, the Company was required to mail an Information Statement to the stockholders of the Company, no later than February 20, 2006 (the "MAILING DATE"); and

         WHEREAS, pursuant to Section 9.6 of the Agreement, the observance of any term of the Agreement may be waived (either generally, or in a particular instance, and either retroactively or prospectively), by written consent of the Company and the Investors, and such waiver shall be binding upon each holder of any Securities purchased under the Agreement and the Company.

         NOW, THEREFORE, the Company and the Investors hereby consent to the following:

         1.  The  SSF  Option  is  hereby  waived  generally,   permanently  and
retroactively to the Effective Date; and

         2. The Mailing Date is hereby extended to March 17, 2006 (the date on which the mailing to the Company's stockholders was actually completed).

         Except as specifically set forth herein, the Purchase Documents shall remain in full force and effect, and the terms and conditions contained therein are hereby ratified and confirmed.

         This consent may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

Dated:   March 30th, 2006

                                 THE COMPANY:

                                         UTIX GROUP, INC.

                                         By:   /s/ ANTHONY ROTH
                                            ------------------------------------
                                               Name: Anthony Roth
                                               Title: President and Chief
                                                      Executive Officer


                                 THE INVESTORS:

                                         SPECIAL SITUATIONS FUND III, QP, L.P.

                                         By:   /s/ AUSTIN W. MARXE
                                            ------------------------------------
                                               Name: Austin W. Marxe
                                               Title:


                                         SPECIAL SITUATIONS FUND III, L.P.

                                         By:   /s/ AUSTIN W. MARXE
                                            ------------------------------------
                                               Name: Austin W. Marxe
                                               Title:


                                         SPECIAL SITUATIONS CAYMAN FUND, L.P.

                                         By:      /s/ AUSTIN W. MARXE
                                            ------------------------------------
                                                  Name:  Austin W. Marxe
                                                  Title:  General Partner


                                         SPECIAL SITUATIONS PRIVATE EQUITY FUND,
                                         L.P.

                                         By:   /s/ AUSTIN W. MARXE
                                            ------------------------------------
                                               Name: Austin W. Marxe
                                               Title:

                                         PALISADES MASTER FUND, L.P.


                                         By:   ANDREW RECKLES
                                            ------------------------------------
                                                  Name: Andrew Reckles
                                                  Title: General Partner


                                         LITTLE WING L.P.

                                         By:   /s/ PARKER QUILLEN
                                            ------------------------------------
                                               Name: Parker Quillen
                                               Title:  President of Quilcap,
                                               Quilcap as General Partner


                                         TRADE WINDS LTD.

                                         By:   /s/ PARKER QUILLEN
                                            ------------------------------------
                                               Name:  Parker Quillen
                                               Title:  President of Quilcap
                                               International Corp., As
                                               Investment Manager


                                         SCG CAPITAL, LLC

                                         By:   /S/ STEVEN GUDULD
                                            ------------------------------------
                                               Name: Steven Guduld
                                               Title: President


                                               /s/ GARY PALMER
                                         ---------------------------------------
                                         Gary Palmer


                                               /s/ RICHARD SHANLEY
                                         ---------------------------------------
                                         Richard Shanley


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